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EXHIBIT 10.73

                AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT
                ------------------------------------------------

         This Amendment No. 1 to Securities Purchase Agreement (this "Amendment"), dated April 29, 2003, is made by and among iBIZ Technology Corp., a Florida corporation with its headquarters located at 2238 West Lone Cactus Drive, Phoenix, Arizona 85027 (the "Company") and AJW Partners, LLC, AJW Offshore, Ltd. and AJW Qualified Partners, LLC (collectively, the "Investors").

         WHEREAS:

         The Company and the Investors are parties to that certain Securities Purchase Agreement, dated January 31, 2003 (the "Securities Purchase Agreement"), and certain related documents; and

         The Company and the Investors desire to amend the Securities Purchase Agreement as set forth below.

                  NOW, THEREFORE, the Company and the Investors hereby agree as follows:

1. AMENDMENT. The Company and the Investors hereby agree to amend Section 4(l) of the Securities Purchase Agreement to provide as follows:

                  "l. SUBSEQUENT INVESTMENT. The Company and the Buyers agree that, upon filing by the Company of the Registration Statement to be filed pursuant to the Registration Rights Agreement (the "Filing Date"), the Buyers shall purchase additional debentures ("Filing Debentures") in the aggregate principal amount of One Hundred Thousand Dollars ($100,000) and additional warrants (the "Filing Warrants") to purchase an aggregate of 500,000 shares of Common Stock, for an aggregate purchase price of One Hundred Thousand Dollars ($100,000), with the closing of such purchase to occur within ten (10) days of the Filing Date; provided, however, that the obligation of each Buyer to purchase the Filing Debentures and the Filing Warrants is subject to the satisfaction, at or before the closing of such purchase and sale, of the conditions set forth in Section 7. The Company and the Buyers further agree that, upon the declaration of effectiveness of the Registration Statement to be filed pursuant to the Registration Rights Agreement (the "Effective Date"), the Buyers shall purchase additional debentures (the "Effectiveness Debentures" and, collectively with the Filing Debentures, the "Additional Debentures") in the aggregate principal amount of One Hundred Thousand Dollars ($100,000) and additional warrants (the "Effectiveness Warrants" and, collectively with the Filing Warrants, the "Additional Warrants") to purchase an aggregate of 500,000 shares of Common Stock, for an aggregate purchase price of One Hundred Thousand Dollars ($100,000), with the closing of such purchase to occur within five (5) days of the Effective Date; provided, however, that the obligation of each Buyer to purchase the Effectiveness Debentures and the Effectiveness Warrants is subject to the satisfaction, at or before the closing of such purchase and sale, of the conditions set forth in Section 7; and, provided, further, that there shall not have been a Material Adverse Effect as of such effective date. The terms of the Additional Debentures and the Additional Warrants shall be identical to the terms of the Debentures and Warrants, as the case may be, to be issued on the Closing Date. The Common Stock underlying the Additional Debentures and the Additional Warrants shall be Registrable Securities (as defined in the Registration Rights Agreement) and shall be included in the Registration Statement to be filed pursuant to the Registration Rights Agreement."


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2.       NO OTHER PROVISIONS OR DOCUMENTS AFFECTED HEREBY. This Amendment does not affect any other provisions of the Securities Purchase Agreement or the provisions of any other document entered into in connection with the transactions set forth therein.




                       [Signatures on the Following Page]



                                       2
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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.


IBIZ TECHNOLOGY CORP.


/s/ Kenneth W. Schilling
-------------------------------------
Kenneth W. Schilling
President and Chief Executive Officer


AJW PARTNERS, LLC
By:  SMS Group, LLC


/s/ Corey S. Ribotsky
-------------------------------------
Corey S. Ribotsky
Manager


AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


/s/ Corety S. Ribotsky
-------------------------------------
Corey S. Ribotsky
Manager

AJW QUALIFIED, LLC
By:  AJW Manager, LLC


/s/ Corey S. Ribotsky
-------------------------------------
Corey S. Ribotsky
Manager